UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas 76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1).           On March 3, 2014, the Management Development and Compensation Committee (“MD&C Committee”) of the Board of Directors of RadioShack Corporation (the “Company”) approved the promotions of Ms. Janet Fox to Senior Vice President, Global Sourcing and Product Innovation, Mr. Paul Rutenis to Senior Vice President, Chief Merchandising Officer, and Mr. Mark Boerio to Senior Vice President, Planning, Allocation and e-Commerce. In connection with these promotions, Ms. Fox’s base salary was increased from $375,000 to $400,000; Mr. Rutenis’ base salary was increased from $315,000 to $400,000; and Mr. Boerio’s base salary was increased from $325,000 to $375,000.

(2).           On March 3, 2014, after giving due consideration of the skills and talent deemed critical to the Company’s business turnaround efforts currently underway, the difficult business environment and the competition for skilled, talented employees, the MD&C Committee authorized and directed the Company to enter into retention agreements with certain of its executive officers.   The retention agreements state that the officers will be entitled to a retention payment if the officer remains employed by the Company through March 1, 2015.  The named executive officers and the amount of such potential retention payment are as follows:

Name	Position	Retention Payment
Joseph C. Magnacca	Chief Executive Officer	$500,000
John W. Feray	Executive Vice President – Chief Financial Officer	$275,000
Telvin P. Jeffries	Executive Vice President – Chief Human Resources Officer, Services, International	$250,000
Troy H. Risch	Executive Vice President – Store Operations	$275,000
Michael S. DeFazio	Senior Vice President – Store Concepts	$187,500

A form of the retention agreement is attached hereto as Exhibit 99.1.

(3).           On March 3, 2014, the MD&C Committee recommended the Board approve a special opportunity bonus payable to Mr. Joseph C. Magnacca, the Company’s Chief Executive Officer.  The payment of the bonus, if any, will depend on the achievement of performance based strategic initiatives relating to the fiscal year 2015 turnaround plan, as designated by the MD&C Committee.  The maximum amount of this bonus is $600,000.  This bonus is payable on April 3, 2015.  This special opportunity bonus is a one-time bonus opportunity relating to performance during fiscal year 2015.  The Board of Directors of the Company approved this plan on March 4, 2014.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Form of Retention Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: March 4, 2014	/s/ John W. Feray
John W. Feray
Executive Vice President - Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit No.

99.1	Form of Retention Agreement

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